FINANCIAL INVESTORS TRUST

Emerald Finance and Banking Innovation Fund

(the “Fund”)

SUPPLEMENT DATED JANUARY 10, 2023

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED AUGUST 31, 2022, AS SUPPLEMENTED FROM TIME TO TIME

Effective as of January 10, 2023, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The first two sentences in the second paragraph in the “Principal Investment Strategies of the Fund” section of the Fund’s Summary Prospectus and Prospectus and in the “What are each Fund’s Principal Investment Strategies? – The Emerald Finance and Banking Innovation Fund” section of the Fund’s Prospectus are deleted and replaced with the following:

“The Fund can invest in companies from a wide range of industries and of various sizes. The Fund will invest primarily in mid and small-size companies, at the time of purchase. The Adviser typically defines mid and small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2500 Index. As of May 6, 2022, the Russell 2500 Index included securities issued by companies that ranged in size between $234 million and $16.9 billion. Micro-cap stocks are not a principal investment strategy of the Fund. While the non-fundamental policy described above allows for the Fund to invest in companies that are principally engaged in either banking or financial services, the Fund has adopted a fundamental policy that it will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry.”

The following language is added immediately prior to the sixth paragraph in the “Principal Investment Strategies of the Fund” section of the Fund’s Summary Prospectus and Prospectus and in the “What are each Fund’s Principal Investment Strategies? – The Emerald Finance and Banking Innovation Fund” section of the Prospectus:

“The Adviser applies the theme of innovation to these investment guidelines by pursuing companies that the Adviser believes are reinventing/redesigning existing products/services thereby generating value for their customers, creating a competitive advantage and driving business growth.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE